UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	March 7, 2005
(March 2, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01     Other Events

On March 2, 2005, the Federal Energy Regulatory Commission ("FERC" or "Commission") voted to approve the planned acquisition by PNM Resources, Inc. ("PNMR" or the "Company") of the securities of TNP Enterprises Inc. ("TNP").  PNMR and TNP are collectively referred to as the "Applicants" for purposes of this discussion.  The Commission reviewed the proposed transaction under the Commission's Merger Policy Statement, to determine whether it is consistent with the public interest by applying a three-part test.  Specifically, the Commission examined the effect of the proposed transaction on: (1) competition, (2) rates, and (3) regulation.  Based on its review, the FERC determined that the proposed transaction is consistent with the public interest.  Following are some of the pertinent aspects of the FERC's order approving the acquisition:

1. Effect on Competition:

The FERC found neither TNP nor its affiliates control any electric generation capacity, so there will be no harm to competition by any horizontal consolidation of generation resources.  The FERC accepted the Applicants' proposal for an independent market monitor that will oversee the FERC jurisdictional transmission operations of the combined companies in an effort to mitigate any competitive harm resulting from the acquisition and to promote competition in the region.  Public Service Company of New Mexico ("PNM") and Texas-New Mexico Power Company ("TNMP"), as part of a commitment to promote the development of a regional transmission plan for the Desert Southwest, are required to file a consolidated regional transmission plan at the FERC when it is completed and in the interim, should inform the FERC of the progress on the plan every six months.  The FERC also directed the market monitor to report on the participation of PNM and TNMP in this endeavor.

2. Effect on Rates:

Pursuant to the FERC's regulations, PNM and TNMP commit to file a common Open Access Transmission Tariff ("Joint OATT") that includes the non-rate terms and conditions of PNM's and TNMP's Joint OATT.  PNM and TNMP will maintain separate transmission rates pending a determination from the New Mexico Public Regulation Commission ("NMPRC") on whether PNM's and TNMP's New Mexico operations should be combined.  The Joint OATT will contain provisions that PNM and TNMP will not charge pancaked rates to customers scheduling transmission service across both companies' operating systems.  Additionally, the FERC clarified that future recovery of any acquisition costs associated with the transaction, subsequent to the Applicants' proposed five-year hold harmless period, must be justified at the time recovery is requested.

3. Effects on Regulation:

The FERC found the proposed transaction will not adversely affect Commission or state regulation.  The FERC noted the NMPRC must review and approve the transaction and the Public Utility Commission of Texas ("PUCT") must determine that the merger is in the public interest for the proposed transaction to close.  The FERC noted the NMPRC and the PUCT will retain jurisdiction over the combined companies, post-acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 7, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)